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                                                                    EXHIBIT 10.1


                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of January 1, 2001 by and between NTN Communications, Inc., a Delaware corporation ("NTN"), and BUZZTIME, Inc., a Delaware corporation ("BUZZTIME"), with reference to the following facts:

         A. BUZZTIME is a wholly-owned subsidiary of NTN.

         B. The respective Boards of Directors of NTN and BUZZTIME have approved NTN's assignment and contribution to the capital of BUZZTIME of all of NTN's interest in the tangible and intangible assets listed on Schedule 1 to this Agreement (collectively, the Contributed Assets").

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE 1

                       CONTRIBUTION OF CONTRIBUTED ASSETS

                  1.1 Contribution. Concurrently herewith, NTN shall assign, convey and contribute to the capital of BUZZTIME all of NTN's right, title and interest in and to the Contributed Assets, including the associated goodwill of NTN.

                  1.2 Acceptance. BUZZTIME hereby accepts the foregoing assignment and contribution of the Contributed Assets.

                  1.3 Representation and Warranty. NTN hereby represents and warrants to BUZZTIME that it has good and marketable title to the Contributed Assets and has not previously transferred or assigned all or any portion of the Contributed Assets or any interest therein. BUZZTIME acknowledges and agrees that, except for the foregoing warranty of title, the Contributed Assets are being contributed and assigned by NTN on an "as is, where is" basis, without any other representation or warranty, express or implied.

                                    ARTICLE 2

                                  MISCELLANEOUS

                  2.1 Further Assurances. At and after the date hereof, each party shall, from time-to-time, at the request of any other party and without further cost or expense to such other party, execute and deliver such documents and instruments of conveyance, transfer and assumption, and take such other actions, as such other party may reasonably request in order to give effect to the transactions contemplated hereby.




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                  2.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                  2.3 Entire Agreement. This Agreement, together with the exhibits attached hereto and any documents specifically referred to herein and therein, constitute the entire agreement and understanding of the parties and supersede any prior oral or written agreement, understanding, representations, warranty, promise or document relating to the subject matter of this Agreement.

                  2.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

                               NTN COMMUNICATIONS, INC.



                               By:      /s/ Stanley B. Kinsey
                                    -----------------------------------
                                      Stanley B. Kinsey
                                      Chief Executive Officer


                               BUZZTIME, INC.



                               By:      /s/ V. Tyrone Lam
                                    -----------------------------------
                                      V. Tyrone Lam
                                      President



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                                   SCHEDULE 1
                                       TO
                             CONTRIBUTION AGREEMENT

                               ------------------


DESCRIPTION OF CONTRIBUTED ASSETS

REGISTERED TRADEMARKS:
Abused News(R)
Brain Buster(R)
Countdown(R)
HIT(R)
Hoops(R)
Link Up Live And Play The World(R)
Nightside(R)
QB1(R)
Showdown(R)
Sports Trivia(R)
Sports Trivia Challenge(R)
Triviaoke(R)
Undercover(R)
Uppercut(R)
Viewer's Revue(R)

PENDING TRADEMARKS:
Buzztime(TM)
Fling(TM)
I-mercial(TM)
Kids Only Trivia(TM)
LiveSports(TM)/LivesSports.com(TM)
National Trivia League(TM)
National Trivia Network(TM)
Predict the Play(TM)
Public Portal(TM)/PublicPortal.com(TM)
The World is Your Game Show(TM)
Trivia Network(TM)/TriviaNetwork.net(TM)
Spotlight(TM)
World Trivia League(TM)

PENDING TRADEMARKS, CANADA:
Abused News
Fling
National Trivia League
World Trivia League
The World is Your Game Show
Predict the Play




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                                   SCHEDULE 1
                                       TO
                             CONTRIBUTION AGREEMENT

                               ------------------


DESCRIPTION OF CONTRIBUTED ASSETS
(CONTINUED)

REGISTERED COPYRIGHTS:
Football Challenge
Passport
Playback
QB1
Showdown
Sports Trivia
Spotlight
Survivor
Wipeout

REGISTERED DOMAIN NAMES:
BigTrivia.com                       BigTrivia.net
BigTriviaShow.com                   BigTriviaShow.net
BuzzTime.com                        BuzzTime.net
BuzzTimeGames.net                   BuzzTimeGames.com
BuzzTimeKids.net                    BuzzTimeKids.com
BuzzTimeNetwork.com                 BuzzTimeNetwork.net
BuzzTimeSports.com                  BuzzTimeSports.net
BuzzTimeTrivia.com                  BuzzTimeTrivia.net
BuzzTimeTV.net                      BuzzTimeTV.com
I-mercial.com
LiveSports.com
NationalTriviaLeague.com            NationalTriviaLeague.net
NationalTriviaNetwork.com
PlayAlongSports.com                 PlayAlongSports.net
PlayTV.net
QB1.com
TheTriviaNetwork.net                TriviaNetwork.net
WorldTriviaLeague.com               WorldTriviaLeague.net



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                                   SCHEDULE 1
                                       TO
                             CONTRIBUTION AGREEMENT

                               ------------------


DESCRIPTION OF CONTRIBUTED ASSETS
(CONTINUED)

TRIVIA GAME SHOW LIBRARY(1)          INTERACTIVE PLAY-ALONG SPORTS GAMES(1)
PREMIUM TRIVIA GAMES:                QB1(R)
fling(TM)                            Hoops(R)
Passport(TM)                         Predict the Play(TM)applicationS
Playback(TM)                         Brackets(TM)
Showdown(R)                          Football Challenge(TM)
SportsIQ(TM)                         Survivor(TM)
SportsTriviaChallenge(R)             Uppercut(R)
Spotlight(TM)
Glory Daze(TM)

TRIVIA GAMES(1):                     INTERACTIVE POLLING APPLICATIONS(1):
BrainBuster(R)                       Awards Shows
Countdown(R)                         Play-Along Game Shows
Topix(TM)                            Viewer Polling
Wipeout(TM)                          Ad Polls (viewers voting for favorite ads)
Nightside(R)
SportsTrivia(R)
Retroactive(TM)
Football Weekend Roundup(TM)         DATA FEEDS:
Abused News(R)                       Sports Data Feeds
Appeteasers(TM)                      News Data Feeds
Jukebox(TM)                          Business Data Feeds
Triviaoke(R)
Undercover(R)
Viewer's Revue(R)

TRIVIA CONTENT DATABASE:
All multi-player interactive trivia games composed of questions, multiple choice answers, clues, facts and other information tied to the game. Also included are player information, ranking information, promotion and competition information.





(1) Includes all formats, text, graphics, related software and applicable copyrights, trademarks and other intellectual property.




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                                   SCHEDULE 1
                                       TO
                             CONTRIBUTION AGREEMENT

                               ------------------


DESCRIPTION OF CONTRIBUTED ASSETS
(CONTINUED)

TRIVIA DATABASE TECHNOLOGY

         The Trivia Database Technology is a collection of hardware and software that provide for management of the Database of Trivia content owned by BUZZTIME. This Technology includes, but is not limited to, the collection, creation, editing, indexing, categorization, storage, retrieval and distribution of the BUZZTIME and, optionally, 3rd Party Trivia content.

BROADCAST DIRECTOR REFEREE CAPABILITY (CROSS LICENSED)

         This is a discrete set of functionality, cross licensed from NTN, that allows for the recording of live event data in programs produced by BUZZTIME for NTN.


GAME SERVER TECHNOLOGY

         The Game Server Technology is a collection of hardware and software, executing at either a BUZZTIME or 3rd Party location. It's overall purpose is to reduce load on head-end systems and smooth cable system execution differences. The technology is responsible for question and answer packaging, messaging and processing select commands, compiling local and global scoring and ranking statistics and is also responsible for maintaining iTV player connections, and interpreting user input.

PRODUCTION TOOLS

         BUZZTIME's Production Tools are software that enable the ability to synchronize an interactive trivia or sports game to a live event broadcast. The main functions include but are not limited to:

         o        Triggering events and lockouts

         o        Serving advertisements

         o        Opening and close virtual stadiums

         o        Selecting random players for real time bonus events

REPORTING TOOLS

         BUZZTIME has developed and owns a set of web-based reporting tools, that are utilized by the Company and 3rd Parties. These tools report usage statistics for each distribution platform.



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                                   SCHEDULE 1
                                       TO
                             CONTRIBUTION AGREEMENT

                               -----------------


DESCRIPTION OF CONTRIBUTED ASSETS
(CONTINUED)

BUZZTIME WEB TECHNOLOGY

         BUZZTIME's Web Technology is a suite of fulfillment, personalization and rewards engines designed to be integrated in to BUZZTIME.com. While these engines are not currently utilized, the opportunity may exist to leverage them at a later date.

SUPPORTING HARDWARE AND SOFTWARE

All hardware and software related to, and required for operation of, the Trivia Database Technology, Broadcast Director Referee Capability, Channel Server/Line Server, Production Tools, Reporting Tools and BUZZTIME Web Technology.

To be determined.

I-MERCIAL(TM) TECHNOLOGY::

All software and hardware related to, and required for operation of, I-mercials; namely, I-mercials are live, interactive advertisements displayed on an end-user's equipment.

FURNISHINGS AND OFFICE EQUIPMENT

To be provided.

DESKTOP SYSTEMS

To be provided.

MEDIA AND RESOURCES

Schedule to be provided.



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